UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):
                     November 18, 2004 (November 12, 2004)


                         SkyTerra Communications, Inc.
            (Exact name of registrant as specified in its charter)


           Delaware                   000-13865             23-2368845
(State or Other Jurisdiction   (Commission File Number)   (IRS Employer
      of Incorporation)                                  Identification Number)


           19 West 44th Street, Suite 507, New York, New York 10036 (Address of principal executive offices, including zip code)


                                (212) 730-7540
             (Registrant's telephone number, including area code)


                                      N/A
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

         On November 12, 2004, MSV Investors, LLC, an 80% owned subsidiary of SkyTerra Communications, Inc. (the "Company"), entered into a series of agreements pursuant to which it converted its Mobile Satellite Ventures, LP (the "MSV Joint Venture") convertible promissory notes in the principal amount of $51 million into 22% of the limited partnership interests of the MSV Joint Venture and corresponding shares in the corporate general partner of the MSV Joint Venture on an undiluted basis, at their original conversion price of $6.45 per unit (the "Conversion"). The parties to the agreements include the Company, Motient Ventures Holdings, Inc., a subsidiary of Motient Corporation, TMI Communications Delaware, Limited, a subsidiary of Bell Canada, and certain unaffiliated third parties. The Conversion occurred in connection with a $230 million financing by the MSV Joint Venture in which it raised $145 million in cash by selling partnership units for $29.45 per unit and exchanged or converted approximately $85 million of debt securities, including the convertible note held by MSV Investors, LLC. MSV Investors, LLC originally purchased the convertible notes in November 2001 ($50 million) and August 2002 ($1 million).

         As a result of these transactions, MSV Investors, LLC also received approximately $17 million in cash from the MSV Joint Venture to pay the accrued interest on the convertible notes. MSV Investors, LLC has distributed approximately $14 million of this cash to the Company and $3 million of cash to the unaffiliated third parties who own the 20% minority interest.

         The Company is an active participant in the MSV Joint Venture and appoints three of the 13 members of the board of directors of its corporate general partner. MSV Investors, LLC and the other members of the MSV Joint Venture have agreed that the acquisition or disposition by the MSV Joint Venture of its assets, certain acquisitions or dispositions of a limited partner's interest in the MSV Joint Venture, subsequent investment into the MSV Joint Venture by any person, and any merger or other business combination of the MSV Joint Venture, are subject to the control restrictions contained in the Amended and Restated Limited Partnership Agreement and the Amended and Restated Stockholders Agreement. The control restrictions include, but are not limited to, rights of first refusal, tag along rights and drag along rights. Many of these actions, among others, cannot occur without the consent of the majority of the ownership interests of the MSV Joint Venture. In addition, MSV Investors, LLC and two of the three other joint venture partner groups have entered into a voting agreement pursuant to which three of the four joint venture partner groups must consent to certain transactions of the MSV Joint Venture or none of the parties to the voting agreement will support such actions.

         The MSV Joint Venture is a provider of mobile digital voice and data communications services in North America. Last week, the MSV Joint Venture received approval from the Federal Communications Commission (the "Approval Order") to operate a terrestrial wireless infrastructure in support of a satellite voice and data network (called an ancillary terrestrial component or ATC). The proceeds from the transactions related to the Conversion will allow the MSV Joint Venture to aggressively continue the development and testing of its next-generation wireless communications network.

         Following the Conversion, the Company will account for its interest in the MSV Joint Venture under the equity method, whereby the Company will record its proportionate share of the MSV Joint Venture's operating results.

         The business conducted and proposed to be conducted by the MSV Joint Venture involves a high degree of risk, including, among other risks, potential challenges to the Approval Order and challenges in addressing the limitations and conditions set forth therein. There can be no assurances that the conditions will be satisfied by the MSV Joint Venture, or that the limitations will not prove to be unduly burdensome. In addition, there can be no assurances that the MSV Joint Venture will be able to obtain the additional financing necessary to implement its business plan or otherwise find a suitable strategic partner on satisfactory terms.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of business acquired.

         The financial information required by this Item 9.01(a) will be filed by an amendment to this Form 8-K not later than 71 days after the date that this report was required to be filed.

(b) Pro forma financial information.

         The financial information required by this Item 9.01(b) will be filed by an amendment to this Form 8-K not later than 71 days after the date that this report was required to be filed.

(c) Exhibits.

     Number                          Description
     ------                          -----------

      2.1         -      Note Exchange and Conversion Agreement, dated as of
                         November 12, 2004, by and among MSV Investors, LLC,
                         Mobile Satellite Ventures LP, et al.

     10.1         -      Amended and Restated Limited Partnership Agreement,
                         dated as of November 12, 2004, by and among MSV
                         Investors, LLC, Mobile Satellite Ventures LP, et al.

     10.2         -      Amended and Restated Stockholders Agreement, dated as
                         of November 12, 2004, by and among MSV Investors,
                         LLC, Mobile Satellite Ventures GP Inc., et al.

     10.3         -      Second Amended and Restated Parent Transfer/Drag
                         Along Agreement by and among SkyTerra Communications et. al.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                          SKYTERRA COMMUNICATIONS, INC.
                                          (Registrant)

DATE:  November 18, 2004                  By:  /s/ Robert C. Lewis
                                               ----------------------------
                                          Name:  Robert C. Lewis
                                          Title: Senior Vice President and
                                                 General Counsel